EXHIBIT 10.41


--------------------------------------------------------------------------------
                       ELEVENTH AMENDMENT TO WAREHOUSING
                    CREDIT, TERM LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

THIS ELEVENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 14, 2003, by and between COLUMBIA NATIONAL, INCORPORATED, a Maryland corporation ("CNI"), AMERICAN HOME MORTGAGE CORP., a New York corporation ("AHMC") (CNI and AHMC are collectively referred to as "Borrower") RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), ALLFIRST BANK ("Allfirst Bank"), FLEET NATIONAL BANK ("Fleet"), CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and COLONIAL BANK ("Colonial") (RFC, U.S. Bank, Allfirst Bank, Fleet, Credit Lyonnais, Colonial, and any Additional Lender as may from time to time become a party hereto and their respective successors and permitted assigns being referred to individually as a "Lender" and collectively as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent"), and U.S. Bank, as collateral agent for the Credit Agent and the Lenders ("Collateral Agent").

WHEREAS, CNI, Credit Agent and Collateral Agent have entered into a single family revolving warehouse facility and a term loan facility, as evidenced by a Warehousing Credit, Term Loan and Security Agreement (Syndicated Loan Agreement) dated as of May 3, 2001, by and among the Borrower, the Lenders named therein, the Collateral Agent and the Credit Agent, as the same has been amended, supplemented or otherwise modified from time to time (the "Agreement"); and

WHEREAS, Borrower has requested a permanent increase in the Warehousing Credit Limit to $450,000,000 and amendment of certain other terms in the Syndicated Loan Agreement and Lenders have agreed to such permanent increase and amendment subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1) Subject to the satisfaction of the conditions set forth in Section 6, the effective date ("Effective Date") of this Amendment shall be March 14, 2003.

2) All capitalized terms used herein that are not otherwise defined below are defined in the Agreement.

3) Section 3.1(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof::

       3.1(a) To obtain a Warehousing Advance against an Eligible Loan under this Agreement, Borrower must deliver to Collateral Agent, not later than 2:15 p.m. on the Business Day on which Borrower desires the Warehousing Advance against Eligible Loans, the documents provided for in the Collateral Agency Agreement ("Warehousing Advance Request").

4) Exhibit K to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit K attached to this Amendment. All references in the Agreement to Exhibit K will be deemed to refer to the new Exhibit K.

5) Exhibit P to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit P attached to this Amendment. All references in the Agreement to Exhibit P will be deemed to refer to the new Exhibit P.

6) On the Effective Date of this Amendment, Borrower shall deliver to Credit Agent (a) executed original of this Amendment, (b) a $2,000 legal documentation fee; (c) amendment fees as required under Section 13.8(b) of the Agreement.

7) Borrower represents, warrants and agrees that a) there exists no Default or Event of Default under the Loan Documents, b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their terms, as modified herein, c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, d) the representations contained in the Loan Documents remain true and accurate in all respects and e) there has been no material adverse change in the financial condition of Borrower from the date of the Agreement to the date of this Amendment.

8) Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and Borrower ratifies and reaffirms all of its obligations thereunder.

9) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower, Lenders, Credit Agent and Collateral Agent have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                            BORROWERS:

                                            COLUMBIA NATIONAL, INCORPORATED,
                                            a Maryland corporation

                                            By: /s/ Mark C. Krebs
                                               -----------------------------

                                            Its: Senior Vice President/Treasurer
                                                 ---------------------------

                                            AMERICAN HOME MORTGAGE CORP.,
                                            a New York corporation

                                            By: /s/ Richard D. Silver
                                               -----------------------------

                                            Its: Senior Vice President
                                                ----------------------------

                                             CREDIT AGENT:

                                             RESIDENTIAL FUNDING CORPORATION,
                                             a Delaware corporation

                                             By:  Sam Bryan
                                                 ----------------------------

                                             Its: Director


                                             COLLATERAL AGENT:

                                             U.S. BANK NATIONAL ASSOCIATION,
                                             a national banking association


                                             By:  /s/ Kathleen M. Connor
                                                 ----------------------------

                                             Its:  Vice President
                                                  ---------------------------

                                             LENDERS:

                                             RESIDENTIAL FUNDING CORPORATION,
                                             a Delaware corporation

                                             By:  /s/ Sam Bryan
                                                 ----------------------------

                                             Its: Director

                                             U.S. BANK NATIONAL ASSOCIATION,
                                             a national banking association


                                             By:  /s/ Kathleen Connor
                                                 ----------------------------

                                             Its:  Vice President
                                                  ---------------------------

                                             ALLFIRST BANK


                                             By:  /s/ Timothy S. Avendt
                                                 ----------------------------

                                             Its:  Vice President
                                                  ---------------------------

                                             FLEET NATIONAL BANK

                                             By:  /s/ Stephen E. Burse
                                                 ----------------------------

                                             Its:  Vice President
                                                  ---------------------------

                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By:  /s/ W. Jay Buckley
                                                 ----------------------------

                                             Its:  First Vice President
                                                  ---------------------------

                                             COLONIAL BANK,
                                             an Alabama banking corporation

                                             By:  /s/ Amy J. Nunoz
                                                 ----------------------------

                                             Its:  Senior Vice President
                                                  ---------------------------

                              CONSENT OF GUARANTOR
--------------------------------------------------------------------------------

The undersigned, being the Guarantor under the Guaranty dated as of June 28, 2002, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby ratifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment and the Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.


Dated: March 17, 2003
      ---------

                                          AMERICAN HOME MORTGAGE HOLDINGS, INC.,
                                          a Delaware corporation

                                          By: /s/ Richard D. Silver
                                             -----------------------------------

                                          Its: Senior Vice President
                                              ----------------------------------